SCHEDULE 14C
                                 (RULE 14C-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



|X|    Preliminary information statement         |_|   Confidential, for use of
                                                       the Commission only
                                                       (as permitted by
                                                       Rule 14c-5(d)(2))
|_|    Definitive information statement


                                   ATLAS FUNDS

                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

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|_|    Fee paid previously with preliminary materials.

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|_|    Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

(Atlas Letterhead)


August [   ], 2005

Dear Atlas Fund Shareholder:

Atlas Advisers, Inc. ("Atlas Advisers") recommended, and the Board of Trustees approved, OppenheimerFunds, Inc. ("Oppenheimer") as the new sub-adviser to the Atlas American Enterprise Bond Fund (the "Fund"), effective July 1, 2005. Previously, Madison Investment Advisors, Inc. (Madison) provided the day-to-day management of the Fund's portfolio.

This change is the result of Atlas Advisers' ongoing process of actively monitoring fund performance and fund managers while seeking continual improvement for shareholders. Oppenheimer was chosen as a sub-adviser based on a number of criteria, including the experience of its investment professionals, its strong past performance in managing a similar account and its proven track record of managing other Atlas funds.

The Atlas Funds (the "Trust") has obtained an exemptive order (the "Order") from the Securities and Exchange Commission that permits the Trust to change sub-advisers for a fund of the Trust and to enter into new sub-advisory agreements without obtaining shareholder approval. Any such change must be approved by a majority of the Trustees who are not "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940 ("Independent Trustees"). A majority of Independent Trustees approved the retention of Oppenheimer on May 20, 2005. Under the Order, the Trust must furnish shareholders of the Fund with certain information regarding the sub-adviser and the actions of the Board of Trustees. The enclosed Information Statement is intended to comply with those requirements. The Trust is paying the costs of the preparation of the Information Statement.

The enclosed Information Statement contains further details about the investment process and style of our new sub-adviser. Please review it carefully. As always, if you have any questions, please talk to your Atlas Representative or call 1-800-933-ATLAS for more information.

We look forward to serving your investment needs now and in the future and thank you for your continued confidence in Atlas Funds.


                  Sincerely,


                  Marion O. Sandler
                  Chairman of the Board

                                   ATLAS FUNDS

                              INFORMATION STATEMENT
             TO SHAREHOLDERS OF ATLAS AMERICAN ENTERPRISE BOND FUND

This Information Statement is being furnished to shareholders of the Atlas American Enterprise Bond Fund (the "Fund") of the Atlas Funds (the "Trust") in connection with the appointment of a new sub-adviser to the Fund as described below.

Atlas Advisers, Inc. ("Atlas Advisers") recommended, and the Board of Trustees (the "Board") approved, OppenheimerFunds, Inc. ("Oppenheimer") as the sub-adviser to the Atlas American Enterprise Bond Fund, effective July 1, 2005. Previously, Madison Investment Advisors, Inc. ("Madison") provided the day-to-day management of the Fund's portfolio.

The Trust and Atlas Advisers have obtained an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Trust and Atlas Advisers to retain sub-advisers and modify sub-advisory arrangements without shareholder approval. Any such changes must be approved by a majority of the Trustees who are not "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940 ("Independent Trustees"), and Atlas Advisers must furnish shareholders of the affected fund with certain information regarding the change to the sub-adviser. This Information Statement is intended to comply with that obligation. The Trust is paying the costs of the preparation of the Information Statement.


                      WE ARE NOT ASKING YOU FOR A PROXY AND

                    YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                   BACKGROUND

The Trust entered into an Investment Advisory Agreement with Atlas Advisers dated January 12, 1990 (the "Advisory Agreement"), which was last approved by the Board, including a majority of the Independent Trustees, at a meeting held on November 19, 2004. The Advisory Agreement provides that in carrying out its responsibility to supervise and manage all aspects of the Fund's operations, Atlas Advisers may engage, subject to the approval of the Board, a sub-adviser to provide investment management services to the Fund. Atlas Advisers may delegate to a sub-adviser the duty, among other things, to formulate and implement the Fund's investment programs, including the duty to manage the Fund's portfolio.

                       ATLAS AMERICAN ENTERPRISE BOND FUND

Prior to the retention of Oppenheimer, Madison, under the terms of a sub-advisory agreement, managed the Atlas American Enterprise Bond Fund. On May 20, 2005, the Board approved a sub-advisory agreement by and among the Trust, on behalf of the Fund, Atlas Advisers and Oppenheimer (the "Oppenheimer Sub-Advisory Agreement") as set forth in Exhibit A. Oppenheimer began providing sub-advisory services to the Fund on July 1, 2005. Atlas Advisers, as the Investment Adviser to the Fund, oversees the sub-adviser.

In making its determination to engage Oppenheimer, the Board reviewed information relating to the management style and past performance record of Oppenheimer. The Board was provided with, among other things, materials that described: (i) the nature, extent and quality of the services to be provided by Oppenheimer; (ii) the investment performance of the Fund and a similarly managed portfolio currently advised by Oppenheimer; (iii) the costs of the services to be provided, comparison of fees and profits to be realized by Oppenheimer and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and the fee levels which reflected these economies of scale for the benefit of fund investors; and (v) comparisons of the services to be rendered by Oppenheimer to those of other prospective sub-advisers.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board noted that Oppenheimer planned to provide a team of investment professionals to manage the Fund including the same team that had recently been evaluated and hired by the Board to manage the Atlas U.S. Government and Mortgage Securities Fund, with the inclusion of two additional portfolio managers to handle the corporate bond selections in the Fund. As of June 30, 2005, the team managed approximately $12.5 billion in assets. The team is composed of 5 members and is overseen by Angelo Manioudakis, the team's Chief Investment Officer. In addition, the Board considered Oppenheimer's disciplined approach to investing. This approach includes strict adherence to the stated investment objective of a fund and to risk management considerations. The Board noted that Oppenheimer and the Lipper peer group of investment grade intermediate funds generally held a lower percentage of corporate bonds and a higher percentage of mortgage-backed securities than the previous manager of the Atlas American Enterprise Bond Fund. The Board found that the change in relative mix of securities was reasonable and could potentially position the Fund to provide more competitive returns.

The Board also considered the resources and compliance structures of Oppenheimer, including information received regarding its compliance programs and chief compliance officer as well as compliance reports received in respect of other Atlas funds already managed by Oppenheimer.

INVESTMENT PERFORMANCE OF THE FUND AND A SIMILARLY MANAGED PORTFOLIO

The Board reviewed the performance of the Fund, for the three month and one-year periods ending March 31, 2005. For those periods, the annualized total return for the Fund was 0.60% and 0.34%, respectively. For the one year period, the Fund trailed its benchmark. Next, the Board compared the Fund's performance with the performance of each sub-adviser finalist's core bond strategy portfolio (including separate accounts and mutual funds), as compared to their Lipper peer group average. The Board noted that Oppenheimer had the best performance record over the one and three year periods ended March 31, 2005 and places in the top decile of its Lipper peer group for the one and three year periods and the top quartile for the five-year period, even when a comparable expense ratio was applied.

INVESTMENT PERFORMANCE OF OTHER OPPENHEIMER ADVISED FUNDS

The Board then considered the investment performance of the other Atlas funds sub-advised by Oppenheimer. For the one-year period ended March 31, 2005, the return for the Atlas Global Growth Fund was 9.14% versus the Lipper average of 8.73% for comparable funds. For the one-year period ended March 31, 2005, the return for the Atlas Growth Opportunities Fund was 4.90% versus the Lipper average of 4.04% for comparable funds and for the one-year period ended March 31, 2005, the return for the Atlas Strategic Income Fund was 5.26% versus the Lipper average of 5.14%.

COSTS OF SERVICES, COMPARISON OF FEES AND PROFITS TO BE REALIZED

The Board reviewed a chart regarding fees paid to sub-advisers of peer intermediate investment grade bond funds, which indicated that the industry average sub-advisory fee was 0.19% of the first $100 million of daily net assets. The Board noted that Atlas Advisers pays Oppenheimer a fee at an annual rate of 0.18% on daily net assets. The Board stated that this fee was very competitive as compared to other Lipper category peers. Because Atlas Advisers pays the sub-advisory fees out of its own fees received from the Fund, there is no "duplication" of advisory fees paid. THERE WILL BE NO INCREASE IN ADVISORY FEES TO THE FUND AND ITS SHAREHOLDERS IN CONNECTION WITH THE RETENTION OF OPPENHEIMER.

The Board also reviewed information regarding the financial condition and profitability of Oppenheimer. With the addition of Atlas American Enterprise Bond Fund, Oppenheimer expected its fixed-income management group's profitability margin to increase due to the fact that fixed expenses would be spread over a larger asset base and expenses would not be proportionately higher.

The Board considered other benefits derived by Oppenheimer from its relationship with the Funds, including Oppenheimer's use of soft dollars.

In addition, the Board reviewed the impact to Atlas Advisers' pre-tax profits as a result of Oppenheimer sub-advising the Fund. Although Atlas Advisers would continue to receive a profit for advising the Fund, its profit is expected to decrease under the new sub-adviser arrangement. The Board noted that under the proposed fee structure, the retention of Oppenheimer would not result in any increase in advisory fees to the Fund or its shareholders.

After such review, the Board determined that the profitability rates to Atlas Advisers and Oppenheimer, were fair and reasonable in consideration of the services each provides to the Fund.

ECONOMIES OF SCALE FOR BENEFIT OF FUND SHAREHOLDERS

The Board considered the benefit to Fund shareholders of economies of scale. Under the Advisory Agreement, if average net assets in the Fund exceed $500 million, the management fee paid by the Fund to Atlas Advisers will decrease from 0.55% to 0.50% of average net assets. This economy of scale would benefit shareholders of the Fund. The Oppenheimer Sub-Advisory Agreement will not impact this arrangement.

COMPARISONS OF SERVICES

As part of its sub-adviser section process, the Board also considered other sub-advisers to manage the Fund. The Board began its search by reviewing portfolios which have adopted a core bond strategy and which were benchmarked to the Lehman Aggregate Bond Index. This list was pared by only considering those funds with more than five years of investment performance and a sufficient amount of assets. Additional consideration was given to the total return performance, SEC yield, dividend yield, duration and average credit quality of each sub-adviser finalist's core bond strategy portfolio (including separate accounts and mutual funds), as compared to their Lipper peer group average.

The Board noted that Oppenheimer had the best performance record over the one- and three-year periods ended March 31, 2005 and places in the top decile of its Lipper peer group for the one- and three-year periods and the top quartile for the five-year period, even when a comparable expense ratio was applied. The Board also considered the SEC yields and the dividend yield of similarly managed core bond funds. SEC yield reflects the advertised yield for each fund and dividend yield represents the actual distribution rate received by the shareholder. Because the primary investment objective of the Fund is to provide current income, shareholders will typically benefit as dividend yield increases. The Board noted that the Oppenheimer Core Bond Fund had a high dividend yield when compared to its peer funds. Finally, the Board considered Oppenheimer's long standing partnership with Atlas Advisers. The Board noted that this relationship provides a strong incentive for Oppenheimer to make the management and performance of the Fund a very high priority.

The Board also considered the changing climate in the financial services industry; the risks assumed by Atlas Advisers and Oppenheimer in complying with investment restrictions, expense limitations and tax laws; the volatility of the financial markets and, thus, of management fee income; the compensation of Atlas Advisers and Oppenheimer and the need to provide sufficient incentives to their respective owners and employees in light of the foregoing considerations.

No single factor was determinative of the Board's decision to approve the Oppenheimer Sub-Advisory Agreement, but rather the Board based its decision on the total mix of information available to it. After considering the information provided to the Board and described above, the Board determined that the terms of the sub-advisory arrangement were fair and reasonable to the Fund, that the Fund's shareholders will receive reasonable value in return for the advisory and sub-advisory fees paid, and that engaging Oppenheimer to provide sub-advisory services to the Fund was in the best interest of the Fund and its shareholders. The Board, including the Independent Trustees, therefore unanimously approved the Oppenheimer Sub-Advisory Agreement and authorized the preparation and distribution of this Information Statement.

                                      FEES

The Fund pays Atlas Advisers a management fee at an annual rate equal to a percentage of the Fund's average net assets. The advisory fee is 0.55% of average daily net assets for assets up to $500 million and 0.50% of average daily net assets for assets over $500 million. For the fiscal year ended December 31, 2004, Atlas Advisers received management fees in the amount of $12,452,444. This amount was net of fee waivers and expense reimbursements by Atlas Advisers in the amount of $759,785.

As compensation for the services rendered under the new sub-advisory agreement, Atlas Advisers pays Oppenheimer a fee at an annual rate of 0.18% on daily net assets.

Because Atlas Advisers pays the sub-advisory fees out of its own fees received from the Fund, there is no "duplication" of advisory fees paid. THERE WILL BE NO INCREASE IN ADVISORY FEES TO THE FUND AND ITS SHAREHOLDERS IN CONNECTION WITH THE RETENTION OF OPPENHEIMER.

                         THE NEW SUB-ADVISORY AGREEMENT

Under the terms of the Sub-Advisory Agreement, Oppenheimer agrees to furnish the Fund with investment advisory services in connection with a continuous investment program for the Fund which is to be managed in accordance with the investment objective, investment policies and restrictions of the Fund as set forth in the Trust's Prospectus and Statement of Additional Information dated April 30, 2005, as the same may be revised from time to time. Subject to the supervision and control of Atlas Advisers, which is in turn subject to the supervision and control of the Board, Oppenheimer, in its discretion, manages the Fund's investment portfolio causing the Fund to purchase and sell securities, and by placing orders with and giving instructions to brokers, dealers and others to cause such transactions to be executed.

Oppenheimer agrees to furnish at its expense all necessary investment and management resources and facilities, including salaries of personnel, required for it to execute its duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement provides that, absent Atlas Advisers' or the Trust's gross negligence, willful misconduct or bad faith in the performance of its duties, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement, Oppenheimer shall indemnify and hold harmless Atlas Advisers, the Trust and their officers and employees against any and all costs and liabilities which Atlas Advisers or the Trust may incur, arising out of Oppenheimer's (a) gross negligence, willful misconduct or bad faith in the performance of its duties, or reckless disregard of its obligations and duties, or (b) untrue statement or omission of a material fact required in regulatory filings, if such statement or omission was made in reliance upon information furnished in writing or electronically by Oppenheimer for inclusion in such regulatory filings.

TERM AND TERMINATION. The Sub-advisory Agreement provides that it is terminable at any time without penalty, on 60 days' notice, by Atlas Advisers or the Trust, by vote of the outstanding voting securities of the Fund, or on 120 days' notice by Oppenheimer. The Sub-Advisory Agreement continues in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually by (a) a majority of the Board or a majority of the Fund's shareholders, and (b) a majority of the Independent Trustees of the Trust.

                       INFORMATION CONCERNING OPPENHEIMER

OPPENHEIMER is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York. Oppenheimer is an SEC registered investment adviser, and with its subsidiaries and affiliates, managed over $180 billion in assets as of June 30, 2005. Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company. Oppenheimer provides investment management services for investment companies, charitable organizations and state and municipal government entities. Oppenheimer is currently the sub-adviser to Atlas Global Growth Fund, Atlas Growth Opportunities Fund, Atlas Strategic Income Fund and Atlas U.S. Government and Mortgage Securities Fund.

Angelo Manioudakis, Benjamin J. Gord, Geoffrey Caan, Charles Moon and Antulio Bomfim are primarily responsible for the day-to-day management of the American Enterprise Bond Fund (since July 2005). Mr. Manioudakis is a Senior Vice President of Oppenheimer (since April 2002). Prior to joining Oppenheimer, Mr. Manioudakis was an executive director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993 to April 2002). Mr. Manioudakis is the Fund's lead portfolio manager. Mr. Gord is a Vice President and portfolio manager of Oppenheimer (since April 2002). Prior to joining Oppenheimer, Mr. Gord was an executive director and senior fixed income analyst at Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (April 1992 to March 2002). Mr. Caan is a Vice President and portfolio manager of Oppenheimer (since August 2003). Prior to joining Oppenheimer, Mr. Caan was a Vice President of ABN AMRO N.A., Inc. (June 2002 to August 2003) and a Vice President of Zurich Scudder Investments (January 1999 to June 2002). Mr. Moon is a Vice President and portfolio manager of Oppenheimer (since April 2002). Prior to joining Oppenheimer, Mr. Moon was an executive director and portfolio manager at Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (June 1999 to March 2002) and a Vice President of Citicorp Securities Inc. (June 1993-May 1999). Mr. Bomfim is a Vice President and portfolio manager of Oppenheimer (since October 2003). Prior to joining Oppenheimer, Mr. Bomfim was a Senior Economist at the Board of Governors of the Federal Reserve System (June 1992 to October 2003). Messrs. Gord, Caan, Moon and Bomfim are responsible for assisting Mr. Manioudakis in the selection of fixed income securities for the Fund.

The names and principal occupations of each executive member or principal executive officer of Oppenheimer, all located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York, are set forth in the table below.

---------------------------------------------------------------------------------------------------------
NAME                         POSITION AND TITLE
---------------------------------------------------------------------------------------------------------
John V. Murphy               CEO, Chairman, President and Director, OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------------------
David M. Pfeffer             Senior Vice President and CFO, OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------------------
Brian W. Wixted              Senior Vice President and Treasurer, OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------------------
Craig P. Dinsell             Executive Vice President, OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------------------
James H. Ruff                Executive Vice President, OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------------------
Michael Baldwin              Executive Vice President, OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------------------
Robert G. Zack               Executive Vice President and General Counsel, OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------------------
Mark S. Vandehey             Senior Vice President and Chief Compliance Officer, OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------------------
Kurt J. Wolfgruber           Executive Vice President, Chief Investment Officer and Director,
                             OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------------------

No directors or officers of the Trust are employees, officers or directors of Oppenheimer.

Oppenheimer acts as an investment adviser to another registered investment company which has an objective and program similar to the objective of the Atlas American Enterprise Bond Fund. The following table lists the total net assets of that comparable Oppenheimer fund as of June 30, 2005 as well as the current advisory fee rate payable to Oppenheimer for the shares available to retail investors.


NAME OF COMPARABLE FUND          TOTAL NET ASSETS        ADVISORY FEE RATE
-----------------------          ----------------        -----------------
Oppenheimer Core Bond Fund       $760,700,000            0.60% first $200 million
                                                         0.57% next $200 million
                                                         0.54% next $200 million
                                                         0.51% next $200 million
                                                         0.45%  next $200 million
                                                         0.35% over $1 billion


                               GENERAL INFORMATION

Atlas Advisers, a wholly-owned subsidiary of Golden West Financial Corporation, is registered with the SEC as an investment adviser with its principal offices at 794 Davis Street, San Leandro, California. Atlas Advisers serves as the investment adviser for each Fund of the Trust. As of June 30, 2005, Atlas Advisers managed over $2.5 billion in registered investment company assets. The names and principal occupations of each director or principal executive officer of Atlas Advisers, all located at 794 Davis Street, San Leandro, California, are set forth below.

Marion O. Sandler, Trustee of the Trust since November 1987, is Chairman of the Board of the Trust, Atlas Advisers and of Golden West Financial Corporation. Russell W. Kettell, Trustee of the Trust since December 1989, is a Director of Atlas Advisers. W. Lawrence Key, President and Chief Operating Officer of the Trust since August 2004, is a Director, the President and Chief Operating Officer of Atlas Advisers. Matthew L. Sadler, Senior Vice President of the Trust since May 2004, is a Senior Vice President of Atlas Advisers. Lezlie A. Iannone, Senior Vice President and Secretary of the Trust since October 2004, is a Senior Vice President and Secretary of Atlas Advisers. Gene A. Johnson, Vice President and Treasurer of the Trust since January 2000 and July 1998, respectively, is Vice President of Atlas Advisers. Mary Jane Fross is Vice President and Controller of Atlas Advisers. Jeanette Smith, First Vice President and Chief Compliance Officer of the Trust since October 2004, is First Vice President and Chief Compliance Officer of Atlas Advisers.

Atlas Securities, Inc., 794 Davis Street, San Leandro, California, serves as principal underwriter for the Trust.

Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian and administrator and provides administrative services to the Trust.

For the fiscal year ended December 31, 2004, no brokerage commissions were paid by the Fund to affiliated brokers.

The Trust will furnish an additional copy of the Annual Report for the fiscal year ended December 31, 2004, as well as the Semi-Annual Report for the period ended June 30, 2004, to a shareholder upon request, without charge, by writing to the Trust at the following address: Atlas Funds, 794 Davis Street, San Leandro, California, 94577 or by calling 1-800-933-ATLAS (1-800-933-2852).

                                    EXHIBIT A

                        INVESTMENT SUB-ADVISORY AGREEMENT

                                     BETWEEN

                              ATLAS ADVISERS, INC.

                                       AND

                             OPPENHEIMER FUNDS, INC.

                                     FORM OF
                              SUBADVISORY AGREEMENT

                  AGREEMENT made as of February 27, 2004 among ATLAS ADVISERS, INC., a California corporation (the "Adviser"), ATLAS FUNDS, a Delaware statutory trust (the "Trust"), on behalf of each series of the Trust listed in Appendix A hereto, as amended from time to time (hereinafter referred to individually as a "Fund" and collectively as the "Funds") and OPPENHEIMERFUNDS, INC., a Colorado corporation (the "Subadviser").

                  WHEREAS, the Trust is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management company and is authorized to issue separate series, each of which offers a separate class of shares of capital stock and each of which has its own investment objectives, policies and limitations;

                  WHEREAS, the Trust has retained the Adviser to render investment management and administrative services to the Funds;

                  WHEREAS, the Adviser and the Trust desire to retain the Subadviser to furnish portfolio management services to the Funds in connection with the Adviser's investment management activities on behalf of the Funds, and the Subadviser is willing to furnish such services to the Adviser and the Trust;

                  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser, the Subadviser and the Trust as follows:

                  1. Appointment. The Adviser and the Trust hereby appoint the Subadviser to act as portfolio manager to each Fund listed in Appendix A (collectively, the "Funds") on the terms set forth in this Agreement, as may be amended in writing from time to time by the parties hereto. The Subadviser accepts such appointment and agrees to furnish the services described herein, for the compensation provided in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the parties hereto.

                  2. Representations of the Trust. The Trust represents, warrants, and agrees that:

                     A. The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware.

                     B. The Adviser and Subadviser have been duly appointed by the Board of Trustees of the Trust.

                     C. The Trust will deliver to the Subadviser a true and complete copy of its Registration Statement filed with the SEC, as effective from time to time, and such other documents or instruments governing the investment objectives of the Funds and such other information as is necessary for the Subadviser to carry out its obligations under this Agreement.

                     D. The Trust is currently in compliance and shall at all times use its best efforts to ensure continued compliance with the requirements imposed upon the Trust by the 1940 Act and applicable state laws.

                  3. Representations of the Subadviser. The Subadviser represents, warrants, and agrees that:

                     A. The Subadviser is a corporation duly organized, validly existing and in good standing under the laws of the state of Colorado.

                     B. The Subadviser is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act") and under applicable state laws and is currently in compliance and shall at all times use its best efforts to ensure compliance with the requirements imposed upon the Subadviser by the Advisers Act and applicable state laws and has provided its current Form ADV to the Adviser.

                     C. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j under the 1940 Act, will provide the Trust with a copy of the code of ethics and evidence of its adoption, and will make such reports to the Trust as are required by Rule 17j-1 under the 1940 Act.

                  4. Representations of the Adviser. The Adviser represents, warrants, and agrees that:

                     A. The Adviser is a corporation duly organized, validly existing and in good standing under the laws of the state of California.

                     B. The Adviser is registered as an "Investment Adviser" under the Advisers Act and under applicable state laws and is currently in compliance and shall at all times use its best efforts to ensure compliance with the requirements imposed upon the Adviser by the Advisers Act and applicable state laws and has provided its current Form ADV to the Subadviser.

                     C. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j under the 1940 Act, has provided the Trust with a copy of the code of ethics and evidence of its adoption, and will make such reports to the Trust as are required by Rule 17j-1 under the 1940 Act.

                  5. Portfolio Management Duties.

                     A. Subject to the supervision of the Adviser and the Trust's Board of Trustees, the Subadviser will provide a continuous investment program for the portfolio of each Fund listed in Appendix A, including investment management, with respect to all investments, cash and cash equivalents in the portfolio. The Subadviser will determine from time to time what securities and other investments will be purchased, retained or sold by a Fund and will place orders for execution of such portfolio transactions in accordance with paragraph C below to effect the investment decisions made. The Subadviser will provide the services identified in this Agreement in accordance with each respective Fund's investment objectives, policies and restrictions as stated in the Trust's Registration Statement filed with the SEC, as effective from time to time, and as interpreted by the Adviser and communicated to the Subadviser, on behalf of the Trust, from time to time. The Adviser will be responsible for all other services to be provided to each Fund that is identified in Appendix A hereto.

                     B. Nothing in this Agreement shall in any way limit or restrict the Subadviser or any of its directors, officers, stockholders or employees from buying, selling or trading any securities for its or their own account or the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement.

                     C. Subject to any applicable regulatory restriction or prohibition, the Subadviser shall have authority and discretion to select brokers and dealers (hereinafter "broker-dealers") to execute portfolio transactions for the Funds and for the selection of the markets on or in which the transactions will be executed. In placing orders, the Subadviser may place portfolio transactions with brokers on a commission basis or with primary market makers on a net basis. It is understood that transactions with market makers reflect the spread between the bid and asked prices. The Subadviser may make purchases of underwritten issues which include an underwriting fee paid to the underwriter.

                     The primary objective of the Subadviser in placing orders for the purchase and sale of securities for a Fund shall be to obtain the "best execution" (prompt and reliable execution at the most favorable security price obtainable) taking into account such factors as price, commission, if any, size of order, difficulty of execution and skill required of the executing broker or dealer. The Subadviser shall have discretion, in the interests of each Fund, to allocate brokerage on each Fund's portfolio transactions to broker-dealers qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined Section 28(e)(3) of the Securities Exchange Act of 1934) for any of the Funds. The term "research" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Subject to such policies as the Adviser and the Trust's Board of Trustees may determine, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Fund. In reaching such determination, the Subadviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker/dealer. The Subadviser shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Funds for effecting their portfolio transactions.

                     D. All transactions will be consummated by payment to or delivery by the Trust's Custodian, or such depositories or agents as may be designated by the Custodian, of all cash and/or securities due to or from a Fund, and the Subadviser shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Subadviser shall advise the Custodian and the Trust's daily of all investment orders placed by it with broker-dealers pursuant to procedures agreed upon by the Subadviser and the Trust. The Subadviser shall not be responsible for obtaining prices for any such investment order, but will use its best efforts to direct the Custodian to pricing sources and assist the Custodian in obtaining dealer quotes if so requested by the Custodian. The Trust or its authorized agents, the Adviser and Subadviser, shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon transmitting to the Custodian the investment orders placed by it with broker-dealers, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

                     E. The Custodian shall, on a daily basis pursuant to procedures and in a format agreed upon by the Subadviser and the Trust, provide portfolio reports to the Subadviser that shall include a listing of all portfolio investments of each Fund and its cash position.

                  6. Expenses. During the term of this Agreement, the Subadviser will pay all expenses incurred by it or its staff in connection with rendering portfolio management services under this Agreement. This does not include expenses and costs of the Funds' operations payable by the Trust or the Adviser, including, but not limited to, those for: interest and taxes; brokerage commissions; custody, transfer agency, dividend disbursement, accounting, pricing, legal and auditing services; insurance premiums for fidelity and other coverage required for their operations; filing and registration of shares; shareholder reports; meetings of the Trust's shareholders or trustees (except those called solely to accommodate the Subadviser); printing and postage; office facilities, stationery and supplies; the clerical, executive and administrative costs incurred by the Adviser in overseeing or administering all of the above; other direct administrative and service costs; and such extraordinary non-recurring expenses as may arise, including litigation, affecting any of the Funds.

                  7. Compensation. For the services provided, the Adviser will pay the Subadviser a fee, payable monthly based on the aggregate daily net assets of the Funds, as provided in the Fee Schedule attached to this Agreement as Appendix B. The "aggregate daily net assets" is defined as the aggregate of the values placed on the net assets of all Funds as of 4:00 p.m. (New York time), on each day on which the net asset value of the Funds' portfolios is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Trust lawfully determines the net asset value of a Fund's portfolio as of some other time on each business day, as of such time. The net asset value of each Fund's portfolio shall be determined pursuant to the applicable provisions of the Trust's current Registration Statement and the 1940 Act. If the determination of net asset value for a Fund is suspended in conformity with the 1940 Act for any particular business day, then the value of the net assets of such Fund's portfolio as last determined shall be deemed to be the value of the net assets as of the close of the New York Stock Exchange, or such other time as the net asset value of the portfolio may lawfully be determined, on that day. If the Trust has suspended the determination of the net asset value of a Fund's portfolio pursuant to the Registration Statement and the 1940 Act for a period including such month, the Subadviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Trust determines the value of the net assets of a Fund's portfolio more than once on any day, the last such determination on that day shall be deemed to be the sole determination on that day for the purposes of this Section 7.

                  8. Books and Records.

                     A. The Subadviser will make available to the Adviser and the Trust promptly upon request its records and ledgers with respect to and relating to each Fund's securities transactions to assist the Adviser and the Trust in compliance with the 1940 Act and the Advisers Act, and other applicable laws. The Subadviser will furnish the Trust's Board of Trustees such periodic and special reports on each Fund as the Adviser and the Trustees may reasonably request.

                     B. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act to the extent necessary or appropriate to comply with the period specified in the Rule.

                  9. Indemnification.

                     A. Absent the Adviser's or the Trust's gross negligence, willful misconduct or bad faith in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, the Subadviser agrees to indemnify and hold harmless the Adviser, the Trust and their officers and employees against any and all costs and liabilities (including legal and other expenses) which the Adviser or the Trust may incur, arising out of the Subadviser's (a) gross negligence, willful misconduct or bad faith in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, or (b) untrue statement or omission of a material fact required in the Registration or Proxy Statements or other regulatory filing, if such statement or omission was made in reliance upon information furnished in writing by the Subadviser for inclusion in such regulatory filings.

                     B. Absent the Subadviser's gross negligence, willful misconduct or bad faith in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, the Adviser and the Trust agree to indemnify and hold harmless the Subadviser and its officers and employees against any and all costs and liabilities (including legal and other expenses) which the Subadviser may incur, arising out of the Adviser's or the Trust's (a) gross negligence, willful misconduct or bad faith in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, or (b) untrue statement or omission of a material fact required in the Registration or Proxy Statements or other regulatory filing, unless such statement or omission was made in reliance upon information furnished in writing by the Subadviser for inclusion in such regulatory filings.

                  10. Services Not Exclusive. It is understood that the services of the Subadviser are not exclusive, and nothing in this Agreement shall prevent the Subadviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of a Fund) or from engaging in other activities. When the Subadviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Subadviser recommends the purchase or sale of the same security for one or more Funds, it is understood that such transactions will be executed on a basis that is fair and equitable to each Fund.

                  11. Confidential Relationship. Any information and advice furnished by any party to this agreement to the other parties shall be treated as confidential and shall not be disclosed to third parties without the written consent of the other party. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Fund(s) and may include such total return and related items in the calculation of composite performance information without prior approval by the Adviser.

                  12. Duration. The initial term of this Agreement, with respect to each Fund, shall begin on February 27, 2004, which term shall continue for two (2) years from the Effective Date and continue on an annual basis thereafter if approved for each Fund each year by (a) the vote of a majority of the entire Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and by (b) the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

                  13. Termination. This Agreement may be terminated at any time without payment of any penalty by (a) the Adviser, upon sixty (60) days' written notice to the Subadviser and the Trust (which notice may be waived by the Subadviser and the Trust), (b) the Trust, on behalf of any one or more of the Funds, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of such Fund, upon sixty (60) days' written notice to the Adviser and the Subadviser, or (c) the Subadviser, upon one hundred twenty (120) days' written notice to the Adviser and the Trust (which notice may be waived by the Adviser and the Trust). Termination of this Agreement with respect to a Fund shall not effect the continuing applicability of this Agreement with respect to other Funds. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act). Termination of this Agreement shall not affect the right of the Subadviser to receive payments of any unpaid balance of the compensation described in Section 7 earned prior to such termination.

                  14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective with respect to a Fund until approved by a vote of a majority of the outstanding voting securities of such Fund, if such approval is required by applicable law.

                  15. Use of Name. It is understood that the name "OppenheimerFunds, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Subadviser and its affiliates and that the Trust and each Fund have the right to use such name (or derivative or logo) in offering and sales materials so long as the Subadviser is portfolio manager to such Fund and provided the Subadviser shall have reviewed and approved in writing such use, which approval may not be unreasonably withheld. Upon termination of this Agreement, the Trust shall promptly cease to use such name.

                  16. Miscellaneous.

                      A. This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

                      B. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                      C. If any provision of this Agreement shall be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and the provisions of this Agreement shall be deemed to be severable.

                      D. Any notice under this Agreement shall be in writing addressed and delivered or mailed, postage prepaid, to the other party at the address below or at such other address as such other party may designate hereunder for the receipt of such notice:

         If to the Adviser or the Trust:     Atlas Advisers, Inc.
                                             794 Davis Street
                                             San Leandro, CA 94577

                                             Attention:  Joseph M. O'Donnell
                                                         Vice President and
                                                         Chief Legal Counsel

         If to the Subadviser:               OppenheimerFunds, Inc.
                                             2 World Financial Center
                                             225 Liberty Street - 11th Floor
                                             New York, New York  10080

                                             Attention:  Susan Mattisinko
                                                         Vice President and
                                                         Associate Counsel

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                               ATLAS ADVISERS, INC.


                               By:
                                    --------------------------------------------
                                          Matthew L. Sadler
                                          Senior Vice President


                               ATLAS FUNDS


                               By:
                                    --------------------------------------------
                                          Matthew L. Sadler
                                          Senior Vice President


                               OPPENHEIMERFUNDS, INC.


                               By:
                                    --------------------------------------------
                                        Charles L. McKenzie
                                        President and Chief Executive Officer
                                        OFI Institutional Asset Management, Inc.

                                   APPENDIX A


                              SUBADVISORY AGREEMENT

                             OPPENHEIMERFUNDS, INC.

                               DATED: JULY 1, 2005

                  The provisions of the Subadvisory Agreement among ATLAS ADVISERS, INC., ATLAS Funds (the "Trust") and OppenheimerFunds, Inc. apply to the following series of the Trust:

         1.  Atlas Growth Opportunities Fund
         2.  Atlas Global Growth Fund
         3.  Atlas Strategic Income Fund
         4.  Atlas U.S. Government and Mortgage Securities Fund
         5.  Atlas American Enterprise Bond Fund


                  IN WITNESS WHEREOF, the parties hereto have agreed that this Appendix A shall become part of the Subadvisory Agreement as of July 1, 2005.


ATLAS ADVISERS, INC.                  OPPENHEIMERFUNDS, INC.


By:                                  By:
   -------------------------------      -------------------------------
   Matthew L. Sadler                    Charles L. McKenzie
   Senior Vice President                President and Chief Executive Officer
                                        OFI Institutional Asset Management, Inc.


ATLAS FUNDS


By:
   -------------------------------
     W. Lawrence Key
     President and Chief Operating Officer

                                   APPENDIX B


                              SUBADVISORY AGREEMENT
                             OPPENHEIMERFUNDS, INC.

                                  FEE SCHEDULE
                               DATED: JULY 1, 2005
                     For all Funds identified in Appendix A


                  ANNUAL FEE - ATLAS GROWTH OPPORTUNITIES FUND

                  The subadvisory fee payable monthly to OppenheimerFunds, Inc. ("Oppenheimer," formerly Oppenheimer Management Corporation) for services rendered to the Atlas Growth Opportunities Fund is computed on the aggregate net assets of the Fund, as of the close of business each day, at the annual rate of 0.30% of the first $50 million of net assets and 0.25% of net assets in excess of $50 million.

                  If the average annual net assets of the Fund is less than $8,333,333 (as calculated in 12 month intervals), then an additional subadvisory fee shall be paid equal to 0.30% multiplied by the amount by which $8,333,333 exceeds the Fund's average annual net assets for such 12 month period.

                      ANNUAL FEE - ATLAS GLOBAL GROWTH FUND

                  The subadvisory fee payable monthly to Oppenheimer for services rendered to the Atlas Global Growth Fund is computed on the net assets of the Fund as of the close of business each day, at the annual rate of 0.35% of the first $50 million of net assets, 0.30% of net assets above $50 million up to $100 million and 0.25% of net assets in excess of $100 million.

                  With respect to the Atlas Global Growth Fund, the subadvisory fee will be no less than $25,000 annually. The monthly billing amount will be calculated by applying the appropriate percentage to the average daily net assets for the month, without regard to any minimum. At the end of each twelve month billing period, if the prior twelve monthly payments do not equal or exceed $25,000, Oppenheimer will be paid the amount necessary to satisfy the minimum annual fee.

                    ANNUAL FEE - ATLAS STRATEGIC INCOME FUND

                  The subadvisory fee payable monthly to Oppenheimer for services rendered to the Atlas Strategic Income Fund is computed on the net assets of the Fund as of the close of business each day, at the annual rate of 0.30% of the first $100 million of net assets and 0.25% of net assets in excess of $100 million.

                  The subadvisory fee will be no less than $25,000 annually. The monthly billing amount will be calculated by applying the appropriate percentage to the average daily net assets for the month, without regard to any minimum. At the end of each twelve month billing period, if the prior twelve monthly payments do not equal or exceed $25,000, Oppenheimer will be paid the amount necessary to satisfy the minimum annual fee.

         ANNUAL FEE - ATLAS U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

                  The subadvisory fee payable monthly to Oppenheimer for services rendered to the Atlas U.S. Government and Mortgage Securities Fund is computed on the net assets of the Fund as of the close of business each day, at the annual rate of 0.30% of the first $50 million of net assets, 0.20% on the next $50 million of net assets, and 0.12% of net assets in excess of $100 million.

                  The subadvisory fee will be no less than $25,000 annually. The monthly billing amount will be calculated by applying the appropriate percentage to the average daily net assets for the month, without regard to any minimum. At the end of each twelve month billing period, if the prior twelve monthly payments do not equal or exceed $25,000, Oppenheimer will be paid the amount necessary to satisfy the minimum annual fee.

                ANNUAL FEE - ATLAS AMERICAN ENTERPRISE BOND FUND


                  The subadvisory fee payable monthly to Oppenheimer for services rendered to the Atlas American Enterprise Bond Fund is computed on the net assets of the Fund as of the close of business each day, at the annual rate of 0.18% of net assets.

                  The subadvisory fee will be no less than $45,000 annually. The monthly billing amount will be calculated by applying the appropriate percentage to the average daily net assets for the month, without regard to any minimum. At the end of each twelve month billing period, if the prior twelve monthly payments do not equal or exceed $45,000, Oppenheimer will be paid the amount necessary to satisfy the minimum annual fee.

                  IN WITNESS WHEREOF, the parties hereto have agreed that this Appendix B shall become part of the Subadvisory Agreement as of July 1, 2005.


ATLAS ADVISERS, INC.               OPPENHEIMERFUNDS, INC.


By:                                By:
   -----------------------------       -------------------------------
      Matthew L. Sadler                 Charles L. McKenzie
      Senior Vice President             President and Chief Executive Officer
                                        OFI Institutional Asset Management, Inc.


ATLAS FUNDS


By:
   -------------------------------
      W. Lawrence Key
      President and Chief Operating Officer